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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:       MARCH 24, 1998


                                    WESTCORP
             (Exact name of registrant as specified in its charter)


         California                  33-13646                  51-0308535
(State or other jurisdiction     (Commission File            (IRS Employer
      of incorporation)              Number)              Identification Number)


    23 Pasteur, Irvine, California                            92618-3816
(Address of principal executive offices)                      (Zip Code)


                                 (714) 727-1000
              (Registrant's telephone number, including area code)
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ITEM 5:   Other Events
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          a.   List of documents filed as a part of this report

               Exhibit 99.1   Westcorp News Release of March 23, 1998


                                        WESTCORP
                                        a California corporation

Dated: March 24, 1998

                                        /s/  LEE A. WHATCOTT
                                         ---------------------------------------
                                        Lee A. Whatcott
                                        Senior Vice President (Principal
                                        Financial and Accounting Officer) and
                                        Chief Financial Officer